Nationwide®

Application for Individual Life Insurance
Nationwide Life and Annuity Insurance Company

PO Box 182835, Columbus, Ohio 43218-2835
Fax to: 1-888-677-7393 • www.nationwide.com

Part A – Client Information

1. Proposed Primary Insured

Name *(First, MI, Last)* | SSN/Tax ID #

Address | City

State | Zip Code | County | Sex ☐ M ☐ F | Former Name

Marital Status ☐ Married ☐ Single ☐ Other ____ | Age | Date of Birth *(mm/dd/yyyy)* | State of Birth *(If outside U.S., provide country.)*

Phone # (____) ____ *Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.*

Email Address | Driver's License #/State of Issue

Occupation | Employer | Annual Income | Net Worth

Can you read and understand English? ☐ Yes ☐ No
If "no", please provide primary spoken language:____

Citizenship *(If other than U.S., submit Foreign Nationals or Foreign Travel Questionnaire.)*
☐ U.S.
☐ Green Card Holder Issue Date____ Expiration Date____
☐ Visa: Type____ Issue Date____ Expiration Date____
☐ Other____ Issue Date____ Expiration Date____

2a. Proposed Additional Insured – *If applicable, complete for Joint Insured for Survivorship Life Plan.*

Joint Proposed Additional Insured Information Only:

Name *(First, MI, Last)* | SSN/Tax ID #

Address ☐ *(Check box if same as Proposed Primary Insured.)* | City

State | Zip Code | County | Sex ☐ M ☐ F | Former Name

Relationship to Primary Insured | Date of Birth *(mm/dd/yyyy)* | State of Birth *(If outside U.S., provide country.)*

Phone # (____) ____ *Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.*

Email Address | Driver's License #/State of Issue

Occupation | Employer | Annual Income | Net Worth

Can you read and understand English? ☐ Yes ☐ No
If "no", please provide primary spoken language:____

Citizenship *(If other than U.S., submit Foreign Nationals or Foreign Travel Questionnaire.)*
☐ U.S.
☐ Green Card Holder Issue Date____ Expiration Date____
☐ Visa: Type____ Issue Date____ Expiration Date____
☐ Other____ Issue Date____ Expiration Date____

ICC21-LAAA-0115AO Page 1 of 9 (09/2021)

2b. Proposed Additional Insured – *If applicable, complete for Term Rider on Another Covered Person (i.e. Children). If additional space is required, use Special Instructions Section.*

Child Proposed Additional Insured Information Only:

Name of Child Insured(s)	Birth Date	Birth State	Sex	Height	Weight	SSN/ Tax ID #	Relationship to Primary Insured	Address & Phone # *(Check box if same as Proposed Primary Insured.)*
								☐
								☐
								☐
								☐

3. Owner – *Complete ONLY if Owner is not the Proposed Primary Insured. Unless indicated the Proposed Primary Insured (Joint Insureds in the case of Survivorship) will own the policy. TRUST - Submit a copy of first and signature pages of Trust document. If more than two Owners are requested, use Special Instructions Section.*

Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust ☐ Other ____________________ | Relationship to Insured | SSN/Tax ID/Trust Tax ID #

Individual Name *(First, MI, Last)* or Employer Name | DOB *(if applicable) (mm/dd/yyyy)*

Exact Name of Trust or Plan | Current Trustee(s) | Date of Trust or Plan

Address ☐ *(Check box if same as Proposed Primary Insured)* | City

State | Zip Code | County | Email Address

Phone # (____) __________ *Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.*

Citizenship
☐ U.S.
☐ Green Card Holder — Issue Date____________ Expiration Date____________
☐ Visa: Type____________ — Issue Date____________ Expiration Date____________
☐ Other____________ — Issue Date____________ Expiration Date____________

If more than one Owner the following will be applicable: 1) Ownership will be vested jointly with right of survivorship, otherwise to the Executor or Administrator of the last Owner's estate. 2) All notices will be mailed to the one address listed above unless otherwise instructed. 3) For tax reporting purposes, only one Social Security Number can be used. The SSN shown above will be used unless otherwise instructed.

Type of Owner ☐ Individual ☐ Employer ☐ Trust ☐ Rabbi Trust ☐ Other ____________________ | Relationship to Insured | SSN/Tax ID/Trust Tax ID #

Joint Individual Name *(First, MI, Last)* or Employer Name | DOB *(if applicable) (mm/dd/yyyy)*

Exact Name of Trust or Plan | Current Trustee(s) | Date of Trust or Plan

Address ☐ *(Check box if same as Proposed Primary Insured)* | City

State | Zip Code | County | Email Address

Phone # (____) __________ *Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.*

Citizenship
☐ U.S.
☐ Green Card Holder — Issue Date____________ Expiration Date____________
☐ Visa: Type____________ — Issue Date____________ Expiration Date____________
☐ Other____________ — Issue Date____________ Expiration Date____________

ICC21-LAAA-0115AO Page 2 of 9 (09/2021)

4. Contingent Owner – *Complete this section to name an alternative Owner in the event the Insured survives the Owner.*

Name *(First, MI, Last)*	SSN/Tax ID #
Address ☐ *(Check box if same as Proposed Primary Insured)*	City

State	Zip Code	County	Relationship to Insured	Date of Birth *(mm/dd/yyyy)*

Citizenship
☐ U.S.
☐ Green Card Holder Issue Date__________ Expiration Date__________
☐ Visa: Type__________ Issue Date__________ Expiration Date__________
☐ Other__________ Issue Date__________ Expiration Date__________

5. Secondary Addressee – NOTE: While a policy is in force, you have the right, at any time, to designate a "Secondary Addressee" by sending us written request containing the name and address of such person.

Name *(For the purpose of notification of past due premium payment and possible lapse in coverage.)*

Address

6. Primary Beneficiary Designations – *If Survivorship Life Plan, the Proposed Insureds may not be named as Beneficiary. If additional space is required, use Special Instructions Section.*

When more than one Beneficiary is designated, payments will be made in equal shares to the Beneficiaries surviving the Insured, or in full to the last surviving Beneficiary, unless some other distribution of proceeds is provided.

☐ ***Check this box if the Primary Beneficiary and the Owner are the same.***

For Proposed Primary Insured

Primary Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

7. Contingent Beneficiary Designations – *If additional space is required, use Special Instructions Section.*

For Proposed Primary Insured

Contingent Beneficiary(ies) Name(s) or Trust and Trustee(s)	Share %	Relationship to Insured(s)	Birth Date or Trust Date	SSN/Tax ID #	Address & Phone #

Plan Information

8. Life Insurance Plan – *The Variable Life Fund Supplement* ***MUST*** *be completed if applying for a Variable Product. The IUL Allocation Form* ***MUST*** *be completed if applying for an Indexed UL Product.*

Product *(select one and print the Plan Name below)*:

☐ No-Lapse Guarantee Universal Life - *(Select One)*:
☐ Guarantee up to Attained Age 70
☐ Guarantee up to Attained Age 120

☐ Term Life – Term Level Period *(Select One)*:
☐ 10 Year ☐ 20 Year
☐ 15 Year ☐ 30 Year

☐ Universal Life ☐ Variable Universal Life ☐ Indexed Universal Life ☐ Whole Life ☐ Survivorship Life

Plan Name:____________________
(REQUIRED: Print complete name of product being applied for, refer to the Illustration/Sales Proposal for the correct Plan Name.)

Base Specified Amount		Additional Term Rider/Supplemental Coverage Amount *(check plan for availability)*		Total Specified Amount *(including Additional Term Rider/Supplemental Coverage)*
$________	+	$________	=	$________

ICC21-LAAA-0115AO Page 3 of 9 (09/2021)

ICC21-LAAA-0115AO Page 4 of 9 (09/2021) 9. Additional Options – Complete this section if you applied for a Variable Universal, Universal or Survivorship Life Plan. Death Benefit Option (If No Option is selected here, Option 1 is elected.) Option 1 .......(The Specified Amount, or a multiple of the Cash/Accumulated Value, whichever is greater.) Option 2.......(The Specified Amount, plus the Cash/Accumulated Value, or a multiple of the Cash/Accumulated .........................Value, whichever is greater.) Option 3.......(The Specified Amount, plus the Accumulated Premium Account at %* interest or a multiple of the Cash/Accumulated Value, whichever is greater.) *Enter a percentage up to 12% maximum, ONLY if the Owner is a business entity. If nothing is entered or the Owner is not a business entity, 0% will apply. Internal Revenue Code Life Insurance Qualification Test Option Guideline Premium/Cash Value Corridor Test Cash Value Accumulation Test (If no selection is made here, the Guideline Premium/Cash Value Corridor Test is elected.) 10. Optional Benefits – Check Plan for Availability. Variable or Universal Life Plans Only (Subject to Plan availability.) Children’s Term Insurance Rider....................$ Long Term Care Rider*.....................................$ *Complete Supplement for Long Term Care Rider. Accidental Death Benefit Rider.....................$ Extended No-Lapse Guarantee Rider** Guarantee up to Attained Age 90 Guarantee up to Attained Age 120 **This rider is not available with the Premium Waiver Rider. Change of Insured Rider Other Rider(s) Can select only one: Premium Waiver Rider..................................... $ Waiver of Monthly Deductions Rider Return of Premium Feature (Periodic Access Minimum Surrender Value Rider) Surrender Value Enhancement Rider Option must be selected (Subject to Plan availability): 100% Waiver, 110% Account Value (Not available on VUL plans) 100% Waiver, 100% Account Value 75% Waiver, 100% Account Value Surrender Charge Option (Please select only one option below. After the policy is issued, this option cannot be changed.) Surrender Charge Waiver Option (High Early Cash Value) Standard Surrender Charge (Performance) Survivorship Variable or Survivorship Universal Life Plans Only (Subject to Plan availability.) Four Year Term Rider........................................$ Extended No-Lapse Guarantee Rider Guarantee up to Attained Age 90 Guarantee up to Attained Age 120 Other Rider(s) Other Rider(s) Can select only one: Long Term Care Rider*............................... $ *Complete Survivorship Supplement for Long-Term Care Rider. Policy Split Option Rider Whole or Term Life Plans Only (Subject to Plan availability.) Children’s Term Insurance Rider....................$ Accidental Death Benefit Rider.....................$ Guaranteed Insurability Benefit Rider..........$ Waiver of Premium Disability Benefit Rider Owner’s Waiver of Premium Death Benefit Rider (Complete Part B for the Owner) Occupation Height Weight State of Birth Owner’s Waiver of Premium Death or Disability Benefit Rider (Complete Part B for the Owner) Occupation Height Weight State of Birth Other Rider(s) Other Rider(s) Other Rider(s) Policy will be issued with Automatic Premium Loan Option (APLO) for Whole Life Plans only, if available, unless the box below is checked. Amounts loaned under the Automatic Premium Loan Option are added to Indebtedness, which includes policy loan principal and interest due. Interest is charged on Indebtedness on a compounded basis, interest not paid when due is added to Indebtedness and begins to be charged interest. No, do not issue with APLO.

Billing and Premium Information – ***(Funds must be drawn from U.S. Institutions.)***

If you would like to set up electronic payments via Automated Clearing House (ACH) debit for your initial premium, any billing frequency, or for a one-time adjustment payment, you will also need to complete the Life New Business Automated Clearing House (ACH) Authorization form.

11. Initial Amount Paid with Application – *Check the applicable option and indicate the premium amount being submitted with the application. Be sure to review Temporary Insurance Agreement to verify if the Proposed Insured qualifies to submit premium with the application.*

☐ Check/Wire amount with application .... $________

(**NOTE:** Make all checks payable to **NATIONWIDE**.)

☐ Electronic Debit (or Automated Clearing House (ACH) debit) for initial premium payment[1] .... $________

[1]If selected, complete Life New Business Automated Clearing House (ACH) Authorization form.

12. Other Payment Options - *Check the applicable payment option(s) and indicate the premium amount.*

☐ 1035 Exchange .... $________

☐ Other .... $________

13. Future Billing Options - *Check the applicable billing option(s) and indicate the premium amount.*

☐ Direct Bill .... $________

Select Direct Bill Frequency: ☐ Quarterly ☐ Semi Annually ☐ Annually

☐ List Bill *(if known)*: ________ .... $________

☐ Recurring ACH debit *If selected, complete Life New Business Automated Clearing House (ACH) Authorization form.*

14. Payor Information - *If someone other than the Insured(s) or the Owner is billed for the premium for this policy.*

Designation as a Payor does not constitute acceptance of any liability on the part of the Payor, or Nationwide, for services provided to the Policy Owner. The designation does not create the right to inquire or request changes on the life insurance policy. A designated Payor, is limited to receive information on billing and payment inquires. This encompasses any information necessary for the Payor to be able to make payments on the policy to keep the policy active and in good standing.

Payor Name *(First, MI, Last)*			
Payor Address	City	State	Zip Code
Email	Phone Number	Relationship to Owner	

Insurance Information

15. Replacement and Other Policy Information – *Be sure to answer all questions. If applicable, check the appropriate box.*

a. Do you have any other Life Insurance or Annuities currently in force? *(If "yes", list below.)* ☐ Yes ☐ No

b. Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company? *(If "yes", provide name of Company, amount applied for and purpose of coverage.)* ☐ Yes ☐ No

____

c. Will any Life Insurance or Annuities for this or any other company be replaced, discontinued, reduced or changed if insurance now applied for is issued? *(If "yes", list below and complete appropriate replacement forms. If this is an IRC Sect 1035 Exchange, attach 1035 forms.)* ☐ Yes ☐ No

____

d. Is any person here proposed for coverage had Life Insurance or Annuities in the past 3 years that is no longer in force? *(If "yes", provide name of Company, face amount and reason coverage is no longer in force.)* ☐ Yes ☐ No

____

e. Have you applied for Life Insurance or Annuities in the past 12 months? *(If "yes", provide name of Company, and face amount.)* ☐ Yes ☐ No

____

Insured	Company	Policy Number	Amount Of Coverage	Year Issued	To Be Replaced	1035 Exch	Lapsed/ Surrendered	Nationwide Term Conversion
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐
					☐ Yes ☐ No			☐

ICC21-LAAA-0115AO Page 5 of 9 (09/2021)

Financial and Health Information

16. Financial – *For coverage amounts $100,000 and above, all questions must be answered by each Proposed Insured and Owner/Trustee, if other than Proposed Insured(s). Provide additional details for all "yes" answers in Special Instructions Section unless instructed otherwise.*

For all coverage amounts $100,000 and above, both questions must be answered by each Proposed Insured and Owner/Trustee, if other than Proposed Insured(s). For each "yes" answer, indicate the appropriate item(s) and provide details.	Proposed Primary Insured		Proposed Additional Insured		Owner/ Trustee if other than Proposed Insured(s)	
	Yes	No	Yes	No	Yes	No
a. Has any party to this application ever sold, assigned, agreed or arranged to sell/assign, or discussed the possibility of selling/assigning this or any other life policy to a life settlement company, trust, limited liability corporation, viatical, or other secondary market purchaser?	☐	☐	☐	☐	☐	☐
b. Will any portion of the current or future premium for this policy be financed or will any Policy Owner(s) or Insured(s) receive any payment in connection with the insurance issued on the basis of this application?	☐	☐	☐	☐	☐	☐

17. Tobacco Use

Have you used tobacco or nicotine in any form?	Proposed Primary Insured	Proposed Additional Insured
In the last 12 months?	☐ Yes ☐ No *If "yes", date last used.*____________	☐ Yes ☐ No *If "yes", date last used.*____________

18. Special Instructions – *If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) or Owner(s) should sign and date additional pages.*

Part C – Fraud Statement and Important Notices

Fraud Statement: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Pre-Notice of Procedures as Required by The Fair Credit Reporting Act: This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

- An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and
- You may elect to be interviewed if an investigative consumer report is prepared in connection with this application. You are entitled to receive a copy of any investigative consumer report by submitting your request in writing.
- Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. You may send corrections and requests for additional information addressed to Nationwide Life and Annuity Insurance Company, P.O. Box 182835, Columbus, Ohio 43218-2835. In the event of an adverse decision, you will be notified in writing.

MIB, Inc. Disclosure Notice: Information regarding your insurability will be treated as confidential. Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to MIB, Inc., a not for profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB, Inc. member company for life or health insurance coverage or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such company with the information in its file. Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is 50 Braintree Hill Park, Suite 400, Braintree, Massachusetts 02184-8734, telephone number 866-692-6901. The website address of the MIB, Inc. information office is www.mib.com. Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

ICC21-LAAA-0115AO Page 6 of 9 (09/2021)

ICC21-LAAA-0115AO Page 7 of 9 (09/2021) Part C – Fraud Statement and Important Notices (cont’d) Information Practices: Nationwide has a privacy policy to protect your personal information, and it is available to you upon request. To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources, including consumer reports such as an insurance score based on information contained in your credit report. Personal information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law. You have the right to access and correct your personal information. Part D – Agreement, Authorization and Signature Agreement: I understand and agree that: • This application, any amendments to it, and any related medical examination(s) will become a part of the Policy and are the basis of any insurance issued upon this application. • The Proposed Insured or Owner has a right to cancel this application at any time by contacting their Financial Professional or Nationwide Life and Annuity Insurance Company (“Nationwide”) in writing. No Financial Professional, medical examiner or other representative of Nationwide may accept risks or make or change any contract; or waive or change any of the Company’s rights or requirements. • If the full first premium is made in exchange for a Temporary Insurance Agreement, Nationwide will only be liable to the extent set forth in that Agreement. • If the full first premium is not paid with this application, then insurance will only take effect when (1) a policy is issued by Nationwide and accepted by me; and (2) the full first premium is paid; and (3) all the answers and statements made on the application, medical examination(s) and amendments are true to the best of my knowledge and belief when (1) and (2) have occurred. • Nationwide may obtain and use consumer reports for each insured in the processing and/or underwriting of this application for life insurance. No Illustration Acknowledgment – For all products other than Term and Whole Life If a signed illustration matching the life insurance policy as applied for is not being submitted to Nationwide, please select the reason why: I did not receive a life insurance illustration The life insurance illustration provided to me does not match the life insurance policy as applied for By signing this application: Applicant Acknowledgment – I understand that an illustration matching the life insurance policy as issued will be provided to me no later than the time the life insurance policy is delivered. Financial Professional Acknowledgment – I have not presented an illustration as applied for and will provide an illustration matching the policy as issued no later than the time the policy is delivered. A signed copy must be returned to Nationwide. For ME, MA, PA, and WA only – if a life insurance illustration was displayed electronically and no hard copy was provided to the applicant, please submit the No Illustration Acknowledgment Form. Taxpayer ID Number – Check box, if applicable. I certify under penalties of perjury that: • The Taxpayer Identification Number or Social Security Number listed on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and, • I am not subject to backup withholding because t I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or t the Internal Revenue Service has notified me that I am no longer subject to backup withholding, or that I am exempt from backup withholding, and • I am a U.S. citizen or other U.S. person, and, • The FATCA (Foreign Account Tax Compliance Act) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (FATCA does not apply as this is a U.S. account) Check this box if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return. Electronic Delivery Election As Policy Owner, I have access to the Internet and I elect to receive all documents available to be electronically delivered (This election requires owner consent of the Electronic Document Delivery Agreement, which will be sent separately) As Policy Owner, I do not elect to receive documents electronically

ICC21-LAAA-0115AO Page 8 of 9 (09/2021) Part D – Agreement, Authorization and Signature (cont’d) HIPAA Compliant Authorization: I, the Proposed Primary Insured or Proposed Additional Insured (if applicable), authorize any licensed physician; health care professional; hospital; clinic; laboratory; pharmacy or pharmacy benefit manager; any source who maintains prescription drug records and related information; medical facility; insurance company; health care provider; or any other organization; institution; or person who has health information about me, to release and disclose all health information and medical records, in any format including, but not limited to electronic and/or paper format, to Nationwide Life and Annuity Insurance Company (“Nationwide”), its agents; employees; representatives; vendors; or sub-contractors; including, but not limited to; Conduent Health Assessments, LLC. Information disclosed under this form is to be used for purposes of underwriting my application in order to determine eligibility for life insurance, long-term care insurance if the Long-Term Care Rider is elected, and to detect fraud or abuse. This medical or health information may include information on the diagnosis and treatment of mental illness; alcohol; and drug use. This also may include information on the diagnosis; treatment; and testing results related to HIV; AIDS; and sexually transmitted diseases, unless otherwise restricted by state law. I understand that the aforementioned parties requesting access to my (electronic or paper) medical records are acting as a patient authorized representative and will attempt to access my medical records in the most efficient manner possible; including, without limitation, electronic interchange through a health information exchange or directly through my providers’ electronic health record system. I understand that information used and disclosed according to this form for the purpose of applying for long-term care insurance will no longer be protected by Subpart E of the Regulations from the U.S. Department of Health and Human Services according to the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) relating to the privacy of my health information. I further understand that information disclosed according to this form may be subject to re-disclosure by the recipient and no longer be protected by certain federal rules governing privacy of my health information. I also authorize MIB, Inc.; and any MIB member insurer; to provide any medical or personal information that it has about me to Nationwide Life and Annuity Insurance Company; its reinsurer; or any MIB authorized third party administrator performing underwriting services on Nationwide Life and Annuity Insurance Company’s behalf. I also authorize Nationwide Life and Annuity Insurance Company; its reinsurer; or authorized third party administrator; to make a brief report of my personal health information or protected health information to MIB, Inc. By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this form; and I instruct any physician; medical practitioner; hospital; clinic; pharmacy or pharmacy benefit manager; medical facility; or other health care provider to release and disclose my entire medical health record without restriction. I understand that any information that is disclosed pursuant to this form may be redisclosed and no longer be covered by federal rules governing privacy and confidentiality of health information. This form, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed; or the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. I agree that a photocopy of this form is as valid as the original. I understand that I have the right to revoke this authorization at any time. Written requests for revocation should be sent to Nationwide Life and Annuity Insurance Company, Attention: Underwriting; P.O. Box 182835; Columbus, Ohio 43218-2835. I understand that my revocation will not apply to information that has already been released in response to this authorization. I also understand that my revocation is not effective to Nationwide when it has a legal right to contest a claim under an insurance policy or to contest the policy itself. I understand that I may refuse to sign this form. I understand that my refusal to sign will not affect my treatment or payment for health care; enrolling in a health plan; or establishing eligibility for benefits. I further understand that if I refuse to sign this form, or if I revoke this form before a policy is issued, Nationwide may not be able to process my application. I understand that my authorized representative or I have a right to a copy of this completed form upon written request to Nationwide. Proposed Insured(s) and Owner/Trustee Signatures – For all coverage amounts $100,000 and above, both Financial questions in Section 16 are required to be answered for both the Proposed Insured(s) and Owner, if not Proposed Insured(s). IF YOU ARE SIGNING ON BEHALF OF AN ENTITY, YOU REPRESENT THAT YOU ARE AUTHORIZED TO EXECUTE THIS DOCUMENT AND TO FURTHER REPRESENT THAT ALL REQUIREMENTS OF THOSE ENTITIES INCLUDING THE USE OF ANY SEAL (IN THE CASE OF A CORPORATION AND/OR TRUST) HAVE BEEN MET. I HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE AND COMPLETE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. Signed at , on , City/State Month/Day Year X Full Name of Proposed Primary Insured (print) Signature of Proposed Primary Insured (or parent if Proposed Primary Insured is under age 15) X Full Name of Proposed Additional Insured (print) Signature of Proposed Additional Insured (if to be Insured) X X Signature of Applicant/Owner Signature of Joint Applicant/Owner (if other than the Proposed Insured(s)) (if other than the Proposed Insured(s)) Part E—Financial Professional’s Certification Financial Professional’s Certification – Be sure to answer the replacement question below. Will Will Not To the best of my knowledge, the insurance applied for will or will not replace any Life Insurance or Annuities. X Financial Professional’s Name (print) Signature of Financial Professional Firm Financial Professional’s Nationwide #

Temporary Insurance Agreement
Nationwide Life and Annuity Insurance Company, Columbus, OH

This Agreement provides a limited amount of Life Insurance coverage, for a limited period of time, subject to the terms of this Agreement.

Health Question – *Question must be answered by each Proposed Insured(s).*

Proposed Primary Insured		Proposed Additional Insured		Any Child		Has anyone here proposed for insurance:
Yes	No	Yes	No	Yes	No	
☐	☐	☐	☐	☐	☐	To the best of your knowledge and belief, within the past 10 years, been treated for, been given medical advice from a licensed health care provider, or been diagnosed by a licensed health care provider as having: angina, or chest pain or discomfort; heart attack, heart murmur, or any other heart disorder; epilepsy, stroke or diabetes; AIDS *(Acquired Immune Deficiency Syndrome)*, any AIDS-related disorder or positive HIV *(Human Immunodeficiency Virus)* test result; any brain, nervous, or mental disorder, any drug or alcohol addiction; any kidney disorder *(other than kidney stones)*; or any cancer or other malignancy?

If the above question is answered ***YES*** *or* ***LEFT BLANK, NO COVERAGE*** *will take effect under this Agreement and no representative of Nationwide Life and Annuity Insurance Company is authorized to accept money, and/or provide a temporary insurance receipt to the applicant.*

Terms and Conditions

Amount of Coverage – *$1,000,000* *overall maximum for all applications or agreements.*

Temporary Insurance under this Agreement will commence on the date of the application if the full first premium for the mode selected has been paid and accepted by Nationwide or authorized by Electronic Funds Transfer as advance payment for an application for Life Insurance. If any Proposed Insured dies while this temporary insurance is in effect, Nationwide will pay to the designated Beneficiary the lesser of:

- the amount of death benefits, if any, which would be payable under the policy and its riders if issued as applied for, excluding any accidental death benefits, or
- **$1,000,000** This total benefit limit applies to all insurance applied for under this and any other current applications to Nationwide and any other Temporary Insurance Agreements for Life Insurance whether applied for on the life or lives of one or more Proposed Insureds.

Date Coverage Terminates – *60 DAYS* *maximum coverage.*

Temporary Life Insurance under this Agreement will terminate automatically on the earliest of:

- **60 days** from the date of this signed Agreement, or
- the date any policy is offered or issued to the Proposed Insured in connection with the above application, or
- the date Nationwide mails notice of termination of coverage and refund of the advance payment to the Proposed Insured, or the Owner, if different than the Proposed Insured.

Limitations

- Fraud or material misrepresentation in the application or in the answers to the Health question of this Agreement invalidates this Agreement and Nationwide's only liability is for refund of any payment made.
- This Agreement does not provide coverage for Proposed Insured's who are under 15 days of age or over the age of 70 on the date of the Agreement.
- If any Proposed Insured dies by suicide, while sane or insane, Nationwide's liability under this Agreement is limited to a refund of the payment made.
- There is no coverage under this Agreement if the check submitted as payment is not honored by the bank on first presentation or if the Electronic Funds Transfer is not processed by the bank.
- No one is authorized to waive or modify any of the provisions of this Agreement.

Signatures

Proposed Insured(s) and Owner Signatures

I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS.

Dated *(mm/dd/yyyy)* ______________________ X______________________

Signature of Proposed Primary Insured
(or parent if Proposed Primary Insured is under age 15)

X______________________
Signature of Applicant/Owner
(if other than the Proposed Insured(s))

X______________________
Signature of Proposed Additional Insured
(if to be Insured)

Initial Premium Receipt and Financial Professional's Signature – *Be sure to include the initial premium payment amount.*

An initial premium payment in the amount of $______________________ has been submitted with this application. I have advised the Applicant/Owner that additional premium may need to be submitted at time of delivery.

X______________________ ______________ ______________

Signature of Financial Professional | Firm | Financial Professional's Nationwide #

Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. ©2021 Nationwide
ICC21-LAAA-0115AO Page 9 of 9 (09/2021)

Nationwide®

Application for Individual Life Insurance
Nationwide Life And Annuity Insurance Company

PO Box 182835, Columbus, Ohio 43218-2835
Fax to: 1-888-677-7393 • www.nationwide.com

Part B – Personal And Health Information

1. Proposed Insured(s)

Proposed Primary Insured *(First, MI, Last)*	SSN/Tax ID #
Proposed Additional Insured *(First, MI, Last)*	SSN/Tax ID #

2. Tobacco Use

Proposed Primary Insured	Proposed Additional Insured
In the past 5 years, have you vaped or used tobacco, nicotine or marijuana in any form?	
☐ Yes ☐ No *If "yes", date last used.* ____________________ *(mm/yyyy)*	☐ Yes ☐ No *If "yes", date last used.* ____________________ *(mm/yyyy)*
If "yes", check all forms of tobacco or nicotine products used. If Cigar, please provide the number used per month.	
☐ Cigarettes ☐ Cigar(s)_____ ☐ E-Cigarettes/Vapor ☐ Pipe ☐ Chewing Tobacco/Snuff ☐ Hookah ☐ Other Tobacco ☐ Marijuana ☐ Nicotine Products (Gum, Patch, etc.)	☐ Cigarettes ☐ Cigar(s)_____ ☐ E-Cigarettes/Vapor ☐ Pipe ☐ Chewing Tobacco/Snuff ☐ Hookah ☐ Other Tobacco ☐ Marijuana ☐ Nicotine Products (Gum, Patch, etc.)

3. Physical Measurements – *Fill in information for the Proposed Primary Insured and Proposed Additional Insured.*

	Height	Current Weight	Weight 1 Year Ago	Details of Weight Gain or Loss
Proposed Primary Insured				
Proposed Additional Insured				

4. Personal Physicians – *If Child Rider coverage is requested, use an additional blank sheet to add Personal Physician information for each child.*

	Proposed Primary Insured	Proposed Additional Insured	Any Child
Name of Personal Physician:			
Address:			
Telephone Number:			
Date Last Consulted:			
Reason Last Consulted and Outcome:			
Treatment Given or Medication Prescribed:			

ICC17-LAAA-0116AO Page 1 of 4 (04/2017)

ICC17-LAAA-0116AO Page 2 of 4 (04/2017) 5. Personal Details – Explain all “yes” answers in Section 6 Details box below unless instructed otherwise. All questions are to be answered by each Proposed Insured. For each “yes” answer, indicate the appropriate item(s) and provide details. Proposed Primary Insured Proposed Additional Insured Any Child Yes No Yes No Yes No a. Have you ever had any application for Life Insurance (or any application for reinstatement for Life Insurance) declined, postponed, rated-up, or limited? b. In the past 5 years, have you applied for or received disability payments for any illness or injury? c. In the past 2 years, have you engaged in, or do you intend to engage in within the next 12 months: flying as pilot; organized racing of any type of motor-powered vehicle; scuba diving, mountain climbing, or any type of sky sports? (If “yes”, please complete an Aviation/Hazardous Activities Questionnaire.) d. In the past 5 years, have you pled guilty to or been convicted of reckless driving, driving under the influence of alcohol or drugs, had a driver’s license suspended or revoked, or in the past 3 years had more than three moving violations? e. Have you ever been convicted of, or pled guilty or no contest to a felony or been charged with a violation of any criminal law that is still pending? f. In the next 12 months, do you plan to travel or reside outside of the United States? (If “yes”, complete Supplement for Foreign Nationals or Travel.) g. Are you a member or plan to be a member of the US Armed Forces, National Guard, or Reserves? (If “yes”, complete Military Status Questionnaire.) h. Have you had any bankruptcies in the past 7 years or do you have any suits or judgments pending against you at this time? i. To the best of your knowledge, do you have a parent or sibling who died from cancer or cardiovascular disease prior to age 60? (If “yes”, provide relationship to Proposed Insured(s), age at death, and cause of death, and if cancer, provide type.) 6. Explanation of Personal Details – If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) should sign and date additional pages. Question Letter Person Dates Details

7. Health Questions – *All questions are to be answered by each Proposed Insured. Explain all "yes" answers in Section 8 Details box unless instructed otherwise. See Section 9 Appendix for reference.*

Within the past 10 years, has a licensed medical professional diagnosed you with, or treated you for any of the following medical conditions:	Proposed Primary Insured		Proposed Additional Insured		Any Child	
	Yes	No	Yes	No	Yes	No
a. AIDS *(Acquired Immune Deficiency Syndrome)*, HIV *(Human Immunodeficiency Virus)*, or other AIDS-related condition?	☐	☐	☐	☐	☐	☐
b. Disease or disorder of the heart?	☐	☐	☐	☐	☐	☐
c. Disease or disorder of the arteries, blood, or blood vessels?	☐	☐	☐	☐	☐	☐
d. Diabetes or any disorder of the endocrine system?	☐	☐	☐	☐	☐	☐
e. Disease or disorder of the brain, muscle, or nervous system?	☐	☐	☐	☐	☐	☐
f. Disease or disorder of the lungs or respiratory system?	☐	☐	☐	☐	☐	☐
g. Cancer or tumors *(other than basal cell carcinoma)?*	☐	☐	☐	☐	☐	☐
h. Disease or disorder of the kidneys or liver?	☐	☐	☐	☐	☐	☐
i. Disease or disorder of the stomach or digestive system?	☐	☐	☐	☐	☐	☐
j. Disease or disorder of the bones, joints, or back?	☐	☐	☐	☐	☐	☐
k. Auto-Immune ***(other than HIV)*** or connective tissue disorder?	☐	☐	☐	☐	☐	☐
l. Behavioral, psychological, or psychiatric disorder *(including depression or anxiety)*?	☐	☐	☐	☐	☐	☐
m. Alcoholism, alcohol abuse, drug addiction, or illegal drug use?	☐	☐	☐	☐	☐	☐
n. Disease of the ears, nose, throat, or eyes *(excluding vision correction)*?	☐	☐	☐	☐	☐	☐
o. Disease or disorder of the reproductive system?	☐	☐	☐	☐	☐	☐
Have you in the past 5 years:						
p. Consulted, been referred to, or been examined or treated by any health care professional or facility not already disclosed?	☐	☐	☐	☐	☐	☐
q. Had any abnormal test that has not already been disclosed ***(excluding HIV)***?	☐	☐	☐	☐	☐	☐
r. Been medically advised to have any surgery, hospitalization, treatment or test that was not completed or results that you have not received ***(excluding HIV)***?	☐	☐	☐	☐	☐	☐
s. Taken or is currently taking any medications, other than already disclosed, to include prescription or over-the-counter medications for more than 5 days? *(Give details of dosage and frequency.)*	☐	☐	☐	☐	☐	☐

8. Details of Health History – *If more space is needed, an additional blank sheet may be attached. Any Proposed Insured(s) should sign and date additional pages.*

Question Letter	Person	Dates	Details *(Be specific. Give full names, addresses and telephone numbers (if available) of physicians, hospitals, etc.)*

ICC17-LAAA-0116AO Page 3 of 4 (04/2017)

ICC17-LAAA-0116AO Page 4 of 4 (04/2017) 9. Appendix to Section 7 Health Questions a. AIDS (Acquired Immune Deficiency Syndrome), HIV (Human Immunodeficiency Virus), or other AIDS-related condition b. Including, but not limited to, heart attack, chest pain, shortness of breath, congestive heart failure, heart murmur, valvular heart disease, irregular heart beat, palpitations, high blood pressure, or other defects or disorders of the heart c. Including, but not limited to, aneurysm, peripheral vascular disease, or any blockage or narrowing of the arteries or veins or other disorder of the blood vessels, anemia, elevated cholesterol, hemophilia, clotting factors, or any other disorders of the red or white blood cells or platelets d. Including, but not limited to, diabetes, high blood sugar, sugar in the urine, thyroid, parathyroid, pituitary, or any other disorders of the endocrine system e. Including, but not limited to, stroke or TIA (transient ischemic attack), Alzheimer’s disease, dementia, memory loss, cognitive disorder, seizure, multiple sclerosis, muscular dystrophy, cerebral palsy, Parkinson’s disease, ALS (Lou Gehrig’s disease), or any form of muscular atrophy, or any other brain, spinal cord, or nervous system disorder f. Including, but not limited to, asthma, emphysema, COPD (Chronic Obstructive Pulmonary Disease), sleep apnea, or any other disease or disorder of lungs or respiratory system g. Including, but not limited to, leukemia, lymphoma, any malignant or benign tumor, cyst or polyp, or any disorder of the lymph glands h. Including, but not limited to, cirrhosis, hepatitis, protein or blood in urine, or any other disease or disorder of the kidney or liver i. Including, but not limited to, ulcerative colitis, Crohn’s Disease, disease or disorder of the stomach, pancreas, gall bladder, or any other disease or disorder of the intestinal or digestive tract j. Including, but not limited to, arthritis, rheumatism, or any disease or disorder of the back, spine, bones, or joints k. Including, but not limited to, lupus, scleroderma, or any other connective tissue or other auto-immune disease l. Including, but not limited to, depression, anxiety, attention deficit disorders, bipolar, eating disorders, schizophrenia, or any other mental, behavioral, psychological, or psychiatric disorders m. Including, but not limited to, cocaine, narcotics, or misuse of prescription medication other than advised by a physician n. Disease of the ears, nose, throat, or eyes (excluding vision correction) o. Including, but not limited to, ovarian cyst/tumors, prostate enlargement, testicular mass, or any other disease or disorder of the reproductive system or breasts 10. Fraud Statement Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. 11. Proposed Insured(s) I acknowledge that all the statements and answers on this form are complete and true to the best of my knowledge and belief, whether written by my own hand or not, and I agree that they are to be the basis for any insurance issued hereon. I agree that a copy of this Part B shall be attached to and form a part of any policy issued. Signed this day of , Month/Day Year X X Signature of Proposed Primary Insured Signature of Proposed Additional Insured (or parent if Proposed Primary Insured is under age 15) (if to be Insured) Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. ©2017 Nationwide

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

INDIVIDUAL VARIABLE LIFE FUND SUPPLEMENT (Nationwide Survivorship VUL II) **PO Box 182835, Columbus, Ohio 43218-2835**

IMPORTANT: Please read the instructions and disclaimers in each section before making your elections.

1. Proposed Insured	Name (First, MI, Last): *(Please print)*	SSN / Tax ID #:
2. Proposed Additional Insured	Name (First, MI, Last): *(Please print)*	SSN / Tax ID #:
3. Owner	Name (First, MI, Last): *(Please print)*	SSN / Tax ID #:
4. Joint Owner	Name (First, MI, Last): *(Please print)*	SSN / Tax ID #:

5. Net Premium Allocations

The underlying investment options listed below are only available in variable life insurance products issued by life insurance companies, they are NOT offered to the general public directly. For more information on available investment options, such as share class, availability and restrictions, please consult the product prospectus and underlying fund prospectuses, if applicable. To select your net premium allocation, follow the instructions below.

- If not electing the Extended No-Lapse Guarantee Rider, go to Section 5a
- If electing the Extended No-Lapse Guarantee Rider, go to Section 5b

Note, if electing the Enhanced Dollar Cost Averaging program, the investment election in this section willl be used by that program to transfer to.

5a) Investment Options - for use when not electing the Extended No-Lapse Guarantee Rider.
Allocations must be a whole number and the total must be 100%.

American Funds Insurance Series®
% American Funds Insurance Series® - Asset Allocation Fund
% American Funds Insurance Series® - Global Growth Fund®
% American Funds Insurance Series® - Growth Fund®
% American Funds Insurance Series® - Growth-Income Fund®
% American Funds Insurance Series® - New World Fund®
% American Funds Insurance Series® - Washington Mutual Investors Fund
BlackRock Variable Series Funds II, Inc.
% High Yield V.I. Fund
% Total Return V.I. Fund
Columbia Variable Insurance Trust
% Columbia Variable Portfolio - Small Cap Value Fund
Columbia Funds Variable Series Trust II
% Columbia Variable Portfolio - Limited Duration Credit Fund
Deutsche DWS Variable Series II
% DWS Global Income Builder VIP
DFA Investment Dimension Group, Inc.
% VA Global Bond Portfolio
% VA International Small Portfolio
% VA International Value Portfolio
% VA Short-Term Fixed Portfolio
% VA U.S. Large Value Portfolio
% VA U.S. Targeted Value Portfolio
% VIT Inflation-Protected Securities Portfolio
Fidelity® Variable Insurance Product Funds
% VIP Contrafund® Portfolio
% VIP Growth Portfolio
% VIP Investment Grade Bond Portfolio
Invesco Investments
% Invesco V.I. Balanced-Risk Allocation Fund
% Invesco V.I. Main Street Small Cap Fund
Janus Aspen Series
% Janus Henderson Overseas Portfolio
Legg Mason Partners Variable Equity Trust
% ClearBridge Variable Small Cap Growth Portfolio
Lord Abbett Series Funds
% Total Return Portfolio
MFS ® Variable Insurance Trust
% MFS Value Series
MFS ® Variable Insurance Trust II
% MFS Research International Portfolio
MFS ® Variable Insurance Trust III
% MFS Limited Maturity Portfolio
% MFS Mid Cap Value Portfolio
Nationwide Variable Insurance Trust (NVIT)
% NVIT Blueprint℠ Aggressive Fund
% NVIT Blueprint℠ Balanced Fund
% NVIT Blueprint℠ Capital Appreciation Fund
% NVIT Blueprint℠ Conservative Fund
Nationwide Variable Insurance Trust (NVIT) (cont'd)
% NVIT Blueprint℠ Moderate Fund
% NVIT Blueprint℠ Moderately Aggressive Fund
% NVIT Bond Index Fund
% NVIT Government Money Market Fund
% NVIT International Index Fund
% NVIT iShares Fixed Income ETF Fund
% NVIT iShares Global Equity ETF Fund
% NVIT J.P. Morgan U.S. Equity Fund
% NVIT Mid Cap Index Fund
% NVIT S&P 500® Index Fund
% NVIT Small Cap Index Fund
Northern Lights Variable Trust
% TOPS® Aggressive Growth ETF Portfolio
% TOPS® Balanced ETF Portfolio
% TOPS® Conservative ETF Portfolio
% TOPS® Growth ETF Portfolio
% TOPS® Moderate Growth ETF Portfolio
T. Rowe Price Equity Series
% T. Rowe Price Health Sciences Portfolio
Nationwide Life Insurance Company
% Fixed Account

This fund supplement may not show all investment options available with the policy. Request a copy of the statutory prospectus for a full list of investment options.

ICC24-VLSS-0110 Page 1 of 4 (05/2024)

ICC24-VLSS-0110 Page 2 of 4 (05/2024) *ICC23-VLSS-0108.pg2* American Funds Insurance Series® % American Funds Insurance Series®—Asset Allocation Fund Deutsche DWS Variable Series II % DWS Global Income Builder VIP Invesco Investments % Invesco V.I. Balanced-Risk Allocation Fund Nationwide Variable Insurance Trust (NVIT) % NVIT BlueprintSM Aggressive Fund % NVIT BlueprintSM Balanced Fund % NVIT BlueprintSM Capital Appreciation Fund % NVIT BlueprintSM Conservative Fund % NVIT BlueprintSM Moderate Fund % NVIT BlueprintSM Moderately Aggressive Fund Northern Lights Variable Trust % TOPS® Aggressive Growth ETF Portfolio % TOPS® Balanced ETF Portfolio % TOPS® Conservative ETF Portfolio % TOPS® Growth ETF Portfolio % TOPS® Moderate Growth ETF Portfolio Nationwide Life Insurance Company % Fixed Account 6. ENLG Advantage Program This optional program is only available at policy issue if the Extended No-Lapse Guarantee Rider is elected. Eligible policies qualify for a reduction in the premium needed to support the Extended No-Lapse Guarantee Rider. Consult with your insurance professional to see if your illustration indicates you will receive a benefit by participating in the program. Stringent transfer restrictions are enforced and there is a penalty for ending the program early. Please refer to the prospectus for details. All premium received in the first policy year is allocated to the Nationwide NVIT Government Money Market Fund, including premium received early to pay the second policy year premium. The cash value in the program will be transferred monthly to the investment option elected below over the duration of the program. Transferred amounts are determined by dividing the remaining cash value attributed to the program by the number of months remaining. By selecting one of the options below, I understand I am enrolling in the program. The monthly transfer will use the allocations based on this election: Select One: Use the Net Premium Allocations I elected in Section 5 Use the investment option allocations designated below: (Allocations must be a whole number and the total must be 100%) INVESTMENT OPTION NAME % % % % % % % % % % Total = 100% This fund supplement may not show all investment options available with the policy. Request a copy of the statutory prospectus for a full list of investment options. 5b) Investment Options—for use when the Extended No-Lapse Guarantee Rider is elected. Allocations must be in whole numbers and the total must be 100%. 7. Optional Elections Once the policy is issued, changes to any optional election may require written instructions from Policy Owner(s). a. Investment Option Directed Monthly Deduction If the selected Investment Option’s value is not sufficient for the full monthly deduction, any portion of the monthly deduction that was not taken and all future monthly deductions will be deducted from the other investment options as described in the statutory prospectus until sufficient premium is paid into the selected Investment Option again. Please deduct from the following Investment Option: (check only one box) Nationwide NVIT Government Money Market Fund Selected Investment Option Fixed Account Please Note: The Enhanced Dollar Cost Averaging allocation and any cash value allocated to the ENLG Advantage Program are not available for directing monthly deductions.

ICC24-VLSS-0110 Page 3 of 4 (05/2024) *ICC23-VLSS-0108.pg3* 7. Optional Elections (cont’d) Once the policy is issued, changes to any optional election may require written instructions from Policy Owner(s). b. Dollar Cost Averaging • This feature is not available for election with the ENLG Advantage Program (Section 6) until after the cash value has been allocated from the program to the elected Dollar Cost Averaging originating investment option. • Transfers must be at least $100. • The monthly transfer from the Nationwide Fixed Account must be equal to or less than 1/12th of the Fixed Account value when the Dollar Cost Averaging Program is requested. If the amount elected is more than 1/12th of the Fixed Account value, we will transfer the maximum amount permitted. • Transfers to the Fixed Account are not available as part of Dollar Cost Averaging. • Dollar Cost Averaging will begin the 1st day available from the Policy Date. • Please make sure the investment option selected has a percentage allocation in Section 5. Otherwise, cash value will not be in the investment option to transfer and Dollar Cost Averaging will not be set up. Please transfer $ per month from the: (Check only one box.) Nationwide NVIT Government Money Market Fund Nationwide Fixed Account To: INVESTMENT OPTION NAME $ $ $ $ $ $ $ $ $ $ c. Asset Rebalancing • This feature is available when net premium is allocated to more than one investment option. • Fixed Account, the Enhanced Dollar Cost Averaging allocation, and any cash value allocated to the ENLG Advantage Program are not included in any asset rebalancing transfers. • Asset rebalancing is available using a minimum of 2 and a maximum of 20 variable sub-accounts. • Allocations must be in whole percentages and must total 100%. • Asset Rebalancing will begin the 1st day available from the Policy Date, then at the frequency you elect below, until Nationwide receives your request to terminate the program. • Asset Rebalancing will have no effect on the net premium allocations. Changes to Net Premium Allocations will have no effect on the Asset Rebalancing program. Please rebalance at the elected frequency: (check only one box) Quarterly Semi-Annually Annually Select One: Use the Net Premium Allocations I elected in Section 5 to asset rebalance Use investment option allocations designated below: (Allocations must be a whole number and the total must be 100%) INVESTMENT OPTION NAME % % % % % % % % % % Total = 100%

ICC24-VLSS-0110 Page 4 of 4 (05/2024) *ICC23-VLSS-0108.pg4* 8. Transfer Authorization for Producer ï£ By checking this box, you have authorized and directed Nationwide to accept instructions from the Producer signing this application to execute transfers among the investment options available under your Policy, to execute allocation changes and/or executing Directed Monthly Deductions on your behalf. This power is personal to the Producer, and may be delegated by written notification to Nationwide and only to individuals employed or under control of the Producer for administrative/processing purposes. This power is not available for use by any person or organization providing any type market-timing advice or service. Nationwide may revoke the authority of the Producer to act on your behalf at any time by written notification to you. If the box above is checked, your Producer’s signature below and your signature at the end of this application represents agreement for yourselves, your heirs and the legal representatives of your estates and your successors in interest or assigns to release and hold harmless Nationwide from any and all liability in reliance on instructions given under the authority described above. You and the Producer also agree to jointly and severally indemnify Nationwide for and against any claim, liability or expense arising out of any action taken by Nationwide in reliance of such instructions. X Signature of Producer 9. Rights of Transfer for Co-Owners If there is more than one Policy Owner or Trustee, all Policy Owners and Trustees must authorize all transfers among the investment options, or allocation changes, and executing Directed Monthly Deductions, unless an option is selected below: Act Independently – Transfers, allocation changes, and executing Directed Monthly Deductions may be made by any Policy Owner or Trustee. Designate One – Transfers, allocation changes, and executing Directed Monthly Deductions may only be made by the following named Policy Owner or Trustee: 10. Important Notice I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT RETURN ON THE SUB-ACCOUNT(S) I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CASH VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT RETURN FOR THE POLICY. NO MINIMUM CASH VALUE IS GUARANTEED. ON REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM. 11. Suitability All questions are required to be answered. a. Do you understand that the Death Benefit and Surrender Value may increase or decrease depending on the investment experience of the Variable Account? Yes No b. Do you believe that this policy will meet your insurance needs and financial objectives? Yes No c. Have you received a current copy of the prospectus? Yes No d. I understand that I selected the Premium shown in the illustration to show Nationwide how much Premium I intend to pay. Illustrated hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. I understand that this is a variable insurance product with the potential for unfavorable investment experience, including extended periods of significant stock market decline. In the event of any unfavorable investment experience, I understand that I may be required to pay additional Premium in order to meet my goals and/or to prevent the policy from Lapsing. Yes No 12. Signatures If there are additional Owners on the policy, please attach a blank sheet with the additional signatures. Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Signed on , Month/Day Year X X Signature of Applicant/Owner/Trustee Signature of Applicant/Owner/Trustee X X Signature of Applicant/Owner/Trustee Signature of Applicant/Owner/Trustee STOP

Nationwide®

LONG-TERM CARE RIDER SURVIVORSHIP SUPPLEMENT

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

[P.O. Box 182835, Columbus, Ohio 43218-2835 • 1-800-848-6331 • nationwide.com • FAX NUMBER: 1-**888**-677-7393]

SECTION 1: PROPOSED PRIMARY INSURED – Please Print.

Proposed Primary Insured's Name: John Doe

Policy Number: (If In-Force Policy Addition) 01234567

Proposed Primary Insured's Social Security Number: 000-00-0000

Long-Term Care Specified Amount*: $ 00.00

*Must be between 10 - 50% of the base Policy Specified Amount. Post-issue reductions to the base Policy Specified Amount may result in a reduction to the LTC Specified Amount.

Please check one of the following: **(required)**

☐ I am electing Long-Term Care Coverage (Complete Section 3)

☐ I am NOT electing Long-Term Care Coverage (Go to Section 6 - Signature)

SECTION 2: PROPOSED ADDITIONAL INSURED – Please Print.

Proposed Additional Insured's Name: ______

Policy Number: (If In-Force Policy Addition) ______

Proposed Additional Insured's Social Security Number: ______

Long-Term Care Specified Amount*: $ ______

*Must be between 10 - 50% of the base Policy Specified Amount. Post-issue reductions to the base Policy Specified Amount may result in a reduction to the LTC Specified Amount.

Please check one of the following: **(required)**

☐ I am electing Long-Term Care Coverage (Complete Section 4)

☐ I am NOT electing Long-Term Care Coverage (Go to Section 6 - Signature)

SECTION 3: PERSONAL, SUPPLEMENTAL, AND INSURANCE INFORMATION – To be completed by Proposed Primary Insured electing Long-Term Care Coverage (required)

3a. PERSONAL INFORMATION: If any question in this section is answered "yes", the Proposed Primary Insured is ineligible for coverage.

	YES	NO
1. Are you confined to bed or house or require assistance or supervision or limited in any way from performing any of the following daily activities: bathing, continence, eating, dressing, toileting, or transferring (moving into or out of a bed, chair, or wheel chair)?	☐	☒
2. Do you use any of the following medical appliances: respiratory equipment (oxygen or ventilator) or dialysis equipment or dependent on the use of a walker, crutches, a wheelchair, or other motorized ambulatory device?	☐	☒
3. Do you currently have a vascular access port, peg or feeding tube?	☐	☒
4. Do you have an authorized Power of Attorney in place currently, due to any present or past mental or physical disability?	☐	☒
5. Are you eligible for or receiving disability benefits?	☐	☒

3b. SUPPLEMENTAL INFORMATION:

1. During the past 5 years have you:	YES	NO
a. Been confined to a hospital, nursing home, or residential care facility?	☐	☒
b. Received home care services, physical, or rehabilitative therapy?	☐	☒
c. Sought medical advice or treatment for loss of appetite, falling, fainting, unstable gait, bladder control, dizziness, or deterioration of vision?	☐	☒

Provide details for "yes" answers.

______

______

ICC15-LAFF-0230AO Page 1 of 5 (02/2015)

SECTION 3: PERSONAL, SUPPLEMENTAL, AND INSURANCE INFORMATION –
To be completed by Proposed Primary Insured electing Long-Term Care Coverage (required) *(Cont'd)*

2. Occupational History — YES NO
   a. Have you been actively at work daily on a full-time basis (minimum 30 hours per week) for the past 6 months? (Disregard vacation days and absences that total less than 5 days.) ☐ ☒
   b. If "yes", what is your occupation?________________________
   c. Employer name and address. ________________________

   ____
   d. If "no", are you: ☐ Retired ☐ Disabled ☐ Other________
      Please explain.

      ____

      ____

YES NO

3. Do you drive a motor vehicle? ☐ ☒
   If "yes", approximate number of miles driven per year?________________
4. With whom do you live? ☐ No One ☐ Spouse ☐ Other
5. Do you live in a retirement community? ☐ ☒
   If "yes", what services do you receive? (e.g. meals, medications, laundry, house cleaning)

   ____

   ____
6. Are you a citizen of any country other than the United States of America or in the next 12 months have any plans to reside outside of the United States or Canada? ☐ ☒
   If "yes", please explain.

   ____

3c. INSURANCE INFORMATION: — YES NO

1. Will the coverage applied for replace existing Long-Term Care Insurance on the Proposed Insured? (If "yes", provide details below.) ☐ ☒
2. Do you intend to replace any of your medical or health insurance coverage with this policy? (If "yes", provide details below.) ☐ ☒
3. Is the Proposed Insured now applying for Long-Term Care Insurance with any other company? (If "yes", state the company and benefit being applied for.) ☐ ☒
4. Are you covered by Medicaid? ☐ ☒
5. Do you have another Long-Term Care Insurance policy or certificate in force (including Health Care service contract, or Health Maintenance Organization contract)? (If "yes", provide details below.) ☐ ☒
6. Did you have another Long-Term Care Insurance policy or certificate in force during the last twelve (12) months? (If "yes", provide details below.) ☐ ☒

List all Long-Term Care Insurance now in force on the Proposed Insured or lapsed within the past 12 months. If none, write "NONE".

COVERAGE TYPE						COMPANY	POLICY NUMBER	AMOUNT	YEAR ISSUED	TO BE REPLACED	LAPSE/ TERMINATION DATE
Life	Life w/ LTC	Annuity	Annuity w/LTC	LTC	Health						
										☐ Yes ☒ No	
										☐ Yes ☒ No	
										☐ Yes ☒ No	

ICC15-LAFF-0230AO Page 2 of 5 (02/2015)

SECTION 4: PERSONAL, SUPPLEMENTAL, AND INSURANCE INFORMATION – To be completed by Proposed Additional Insured electing Long-Term Care Coverage (required)

4a. PERSONAL INFORMATION: If any question in this section is answered "yes", the Proposed Additional Insured is ineligible for coverage.

	YES	NO
1. Are you confined to bed or house or require assistance or supervision or limited in any way from performing any of the following daily activities: bathing, continence, eating, dressing, toileting, or transferring (moving into or out of a bed, chair, or wheel chair)?	☐	☒
2. Do you use any medical appliance such as but not limited to, respiratory equipment (oxygen or ventilator) or dialysis equipment or dependent on the use of a walker, crutches, a wheelchair, or other motorized ambulatory device?	☐	☒
3. Do you currently have a vascular access port, peg or feeding tube?	☐	☒
4. Do you have an authorized Power of Attorney in place currently, due to any present or past mental or physical disability?	☐	☒
5. Are you eligible for or receiving disability benefits?	☐	☒

4b. SUPPLEMENTAL INFORMATION:

1. During the past 5 years have you:	YES	NO
a. Been confined to a hospital, nursing home, or residential care facility?	☐	☒
b. Received home care services, physical, or rehabilitative therapy?	☐	☒
c. Sought medical advice or treatment for loss of appetite, falling, fainting, unstable gait, bladder control, dizziness, or deterioration of vision?	☐	☒

Provide details for "yes" answers.

____

____

____

2. Occupational History	YES	NO
a. Have you been actively at work daily on a full-time basis (minimum 30 hours per week) for the past 6 months? (Disregard vacation days and absences that total less than 5 days.)	☐	☒

b. If "yes", what is your occupation?______________________________

c. Employer name and address. ______________________________

____

d. If "no", are you ☐ Retired ☐ Disabled ☐ Other______________________________

Please explain.

____

____

	YES	NO
3. Do you drive a motor vehicle?	☐	☒

If "yes", approximate number of miles driven per year?________________

4. With whom do you live? ☐ No One ☐ Spouse ☐ Other

	YES	NO
5. Do you live in a retirement community?	☐	☒

If "yes", what services do you receive? (e.g. meals, medications, laundry, house cleaning)

____

____

	YES	NO
6. Are you a citizen of any country other than the United States of America or in the next 12 months have any plans to reside outside of the United States or Canada?	☐	☒

If "yes", please explain.

____

ICC15-LAFF-0230AO Page 3 of 5 (02/2015)

SECTION 4: PERSONAL, SUPPLEMENTAL, AND INSURANCE INFORMATION – To be completed by Proposed Additional Insured electing Long-Term Care Coverage (required) *(cont'd)*

4c. INSURANCE INFORMATION: **YES NO**

1. Will the coverage applied for replace existing Long-Term Care Insurance on the Proposed Insured? (If "yes", provide details below.) ☐ ☒
2. Do you intend to replace any of your medical or health insurance coverage with this policy? (If "yes", provide details below.) ☐ ☒
3. Is the Proposed Insured now applying for Long-Term Care Insurance with any other company? (If "yes", state the company and benefit being applied for.) ☐ ☒
4. Are you covered by Medicaid? ☐ ☒
5. Do you have another Long-Term Care Insurance policy or certificate in force (including Health Care service contract, or Health Maintenance Organization contract)? (If "yes", provide details below.) ☐ ☒
6. Did you have another Long-Term Care Insurance policy or certificate in force during the last twelve (12) months? (If "yes", provide details below.) ☐ ☒

List all Long-Term Care Insurance now in force on the Proposed Insured or lapsed within the past 12 months. If none, write "NONE".

COVERAGE TYPE						COMPANY	POLICY NUMBER	AMOUNT	YEAR ISSUED	TO BE REPLACED	LAPSE/ TERMINATION DATE
Life	Life w/ LTC	Annuity	Annuity w/LTC	LTC	Health						
										☐ Yes ☒ No	
										☐ Yes ☒ No	
										☐ Yes ☒ No	

SECTION 5: PROTECTION AGAINST UNINTENDED LAPSE

For the purpose of notification of past due premium payment and possible lapse in coverage. While a policy is in force, you have the right, at any time, to designate a "Secondary Addressee" by sending us a written request containing the name and address of such person.

Protection against unintended lapse: I understand that I have the right to designate at least one person other than myself to receive notice of lapse or termination of this Long-Term Care coverage for non-payment of premium. I understand that notice will not be given until (30) days after a premium is due and unpaid.

Please check one of the following:

☐ I elect NOT to name a Secondary Addressee to receive this notice.

☐ I elect to name a Secondary Addressee to receive this notice.

Complete information below ONLY if you elect a Secondary Addressee.

Name of Secondary Addressee (*first, middle, last*): Jane Doe

Address of Secondary Addressee: Any Street, Any City, Any Sate, ZIP

Phone Number of Secondary Addressee: ( )

ICC15-LAFF-0230AO Page 4 of 5 (02/2015)

ICC15-LAFF-0230AO Page 5 of 5 (02/2015) *ICC15-LAFF-0230AO.PG5* SECTION 6: SIGNATURES (Required) I HAVE RECEIVED A COPY OF AND HAVE READ THIS APPLICATION AND AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS. Caution: If your answers on this application are incorrect or untrue, Nationwide may deny benefits or rescind your policy. Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. By initialing here, the Policy Owner confirms they have received the Outline of Coverage, Long-Term Care Insurance Personal Worksheet (PA, TX, UT), Things You Should Know Before You Buy Long-Term Care Insurance (PA, TX, UT), Potential Rate Increase Disclosure form and A Shopper’s Guide to Long-Term Care Insurance (AR, MA, NC, PA, TN, TX, WI, WY) (initials) Name of Proposed Primary Insured Name of Proposed Additional Insured Signature of Proposed Primary Insured Date Signature of Proposed Additional Insured Date Signature of Applicant/Owner (If other than Proposed Insured(s)) Date Signature of Applicant/Owner (If other than Proposed Insured(s)) Date I have truly and accurately recorded all Proposed Insured’s answers on this application and have witnessed his/her signature(s) hereon To the best of my knowledge, the insurance applied for c will c will not (CHECK ONE) replace any Long-Term Care Insurance. Producer’s Name Firm Producer’s Signature License ID Number John Doe John Doe 08/01/2012 08/01/2012 08/01/2012 Any Firm 02-A00000 John Doe 08/01/2012 John Doe John Doe Joe Producer X Joe Producer John Doe